Fees Summary	Feb. 20, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 359.06
Total Fee Amount	359.06
Total Transaction Valuation	2,600,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00